UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02340

Montgomery Street Income Securities, Inc.

(Exact name of registrant as specified in charter)

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

(Address of principal executive offices)

Mark D. Nerud, President

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5801

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Stockholders.

Montgomery Street

Income Securities, Inc. (MTS)

Annual Report to Stockholders

December 31, 2012

Portfolio Manager Review (Unaudited)

Portfolio Return

Montgomery Street Income Securities, Inc. (the “Fund”) had a total return based on net asset value (“NAV”) of 12.94% for the twelve-month period ended December 31, 2012. The total return of the Fund, based on the market price of its New York Stock Exchange traded shares, was 15.22% for the same period1. The Fund’s NAV total return outperformed the Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, which posted a total return of 4.22% for the twelve-month period2.

Market Review

In the beginning of 2012, U.S. interest rates reversed their downward trend of 2011 and rose as risk appetites returned to financial markets. U.S. economic data during the first quarter was mostly positive, and markets reflected an improved short term outlook for the economy and optimism over measures taken by policymakers in Europe. Abroad, the European Central Bank (“ECB”) continued its Long Term Refinancing Operations (“LTRO”) and provided Eurozone banks with €529.5 billion in low interest loans in February. Global financial markets took comfort in these short term solutions, leading risky assets to rally through the quarter.

Conversely, the second quarter of the year saw increased concerns of a U.S. cyclical downturn and signs of recession in Europe. Financial markets reflected uncertainty over the outcome of the European debt crisis and U.S. Treasury yields decreased, as did developed market yields around the world. In the U.S., as an effort to support a stronger economic recovery, the U.S. Federal Reserve (“Fed”) renewed “Operation Twist,” a program to extend the average maturity of its holdings of securities, through the end of 2012.

Risk appetite returned again to financial markets during the second half of 2012. The ECB President, Mario Draghi, delivered on his pledge to do “whatever it takes” to support the Euro and the Eurozone by unveiling the ECB’s Outright Monetary Transactions program. The program entails unlimited, but conditional purchases of Eurozone government bonds with maturities of one to three years in the secondary market. In the U.S., weak employment data and below target inflation led to increased anticipation of further central bank action throughout the quarter. During its September meeting, the Federal Open Market Committee (“FOMC”) voted in favor of a third round of quantitative easing (“QE3”), which will be open ended and will continue until there are signs of significant improvement in the labor market. In its new bond buying program, the Fed will purchase an additional $40 billion of agency mortgage-backed securities (“MBS”) per month.

In November, Americans voted President Barack Obama to a second term in office. While the President’s re-election likely cemented the fate of the Affordable Care Act and Dodd Frank reforms, market participants quickly turned their attention to the uncertainty surrounding the impending fiscal cliff. Both political parties recognized that averting the cliff was essential to avoiding a recession in 2013, but negotiations were strained for much of the quarter, with Democrats seeking increased tax revenue from the wealthiest Americans and Republicans asking for spending cuts on entitlement programs. Ultimately, hopes of a grand bargain abated and gave way to a short term deal, thus opening the door to further fiscal negotiations, most notably on a debt ceiling increase and spending cuts (the “sequester”), in 2013.

While U.S. politicians struggled to agree on fiscal policy, the Fed unveiled new monetary policy measures to stimulate the economy. With Operation Twist set to expire at the end of the year, the FOMC announced that they will initiate purchases of $45 billion in treasuries, in addition to the existing purchases of $40 billion in agency MBS, each month. The Fed also took the extraordinary step of linking an increase in the Fed Funds’ rate to specific economic targets. Rates will stay low, between 0% and 0.25%, at least as long as the unemployment rate remains over 6.5% and projected inflation is below 2.5%. These targets replace the Fed’s previous statement that rates would remain low through at least the middle of 2015.

[1]

Total return based on NAV reflects changes in the Fund’s net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund’s shares traded during the year. Past results are not necessarily indicative of the future performance of the Fund. Investment return and principal value will fluctuate.

[2]

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (“CMBS”). The Index does not include exposure to high yield, non-dollar securities or cash. Index returns assume reinvestment of dividends and interest, and unlike Fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Montgomery Street Income Securities, Inc.	1

U.S. Treasury Bond Yield Curve

Source: Bloomberg

Performance is historical and does not guarantee future results.

Fund Performance

Given the Fund’s primary focus on income generation, the Fund remained overweight to investment grade corporate bonds during the year. The yield to maturity for the Fund at the end of 2012 was 3.30%, versus 1.74% for the benchmark. As seen in the sector distribution table below, the investment concentration differences relative to the benchmark also included an overweight to emerging markets (“EM”) and an underweight to U.S. government securities, which includes U.S. Treasury, U.S. Agency and agency MBS securities. The Fund also had exposure to high yield, asset-backed securities and non-U.S. developed credits, which are not in the index. During the year, the Fund increased exposure to EM, while reducing exposure to U.S. government securities.

Sector Distribution

As of December 31, 2012.

Sector distribution is subject to change.

Percentages are based on total value of the investment portfolio.

2	Montgomery Street Income Securities, Inc.

The outperformance of the Fund relative to the benchmark resulted from several strategies.

An overweight to investment grade credit relative to the index was positive for performance as this sector outperformed like-duration Treasuries. Within investment grade credit, a focus on the financial sector added to returns as this sector outperformed the broader corporate market amid accommodative monetary policy and improving housing data. Modest out of index exposure to high yield corporate bonds also added to performance as spreads tightened during the fourth quarter. As seen in the quality distribution table below, the Fund focused on Baa rated securities and had an 86% allocation to investment grade securities (those rated Baa or better). An overweight to EM, especially in Brazil, contributed to returns as the Monetary Policy Committee cut its policy rate. Holdings of Russian quasi-sovereign debt also added to performance. An allocation to non-agency MBS, which were supported by positive supply technicals, contributed to performance. Tactical duration exposure to select European countries also contributed to returns as rates declined in this region on renewed confidence in the ECB. An underweight to Build America Bonds was negative for performance as this sector outperformed like-duration Treasuries and investment grade corporate bonds.

Quality Distribution

*	Government includes U.S. Treasury and U.S. Agency securities.

As of December 31, 2012.

Quality distribution is subject to change.

Portfolio percentages are based on total value of the investment portfolio.

As specified in the investment guidelines, the quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent these companies’ opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. A bond’s credit quality does not remove the risk of an increase in interest rates or illiquidity in the market.

Derivatives were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s underweight to U.S. interest rates, which was slightly negative for returns, was partly facilitated through the use of interest rate swaps. The overweight to EM, which was additive to relative performance, included exposure to local debt in Brazil that was implemented using zero coupon interest rate swaps. Additionally, an overweight to investment grade corporate bonds was positive for performance and was implemented through the use of credit default swaps.

Montgomery Street Income Securities, Inc.	3

Outlook and Strategy

PIMCO expects the global economy to grow at a real rate of 1.5% to 2.0% in 2013. Real growth will be moderated by efforts to resolve debt overhangs through fiscal restraint as evidenced by the slowing in corporate profits, capital expenditures and global trade. Simultaneously, inflation will likely decrease in the near term. Households should continue to delever their balance sheets while the corporate sector remains reluctant to engage its own. Nominal growth could, however, be bolstered by the continued resolve of central banks. The balance of these forces will determine if gross domestic product growth has slowed to stall speed or if a coordinated global slowdown can be averted.

We plan to remain overweight to select energy credits and select diversified U.S. banking credits. We will also continue to favor other credits that could benefit from the ongoing recovery in the U.S. housing market. Outside the U.S., we intend to emphasize a tactical allocation to emerging market credits as opportunities may materialize given easier monetary policy and supporting emerging market demand. On interest rate strategies, we plan to maintain an overall underweight to U.S interest rate duration, as the Fed continues to pursue ‘reflationary’ policies. We will target a tactical overweight to interest rate duration in select emerging market countries where interest rate cuts could materialize should global growth concerns resurface.

This material contains the current opinions and Fund holdings of the investment adviser only through the end of the period of the report as stated on the cover. Such opinions are subject to change without notice and should not be construed as a recommendation.

The Fund may not be suitable for all investors and investment in the Fund involves risk. The Fund may be affected by risks that include specific issuer credit risk, sector concentration risk, market capitalization risk and international investing risk. The Fund invests in individual bonds whose yields and value fluctuate so that an investment in the Fund may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the price of the bonds, and thus the value of the Fund, can decline and the investor can lose principal value. The Fund’s investments are also subject to credit risk and liquidity risk. High-yield bonds, lower-rated bonds and unrated securities are typically more sensitive due to adverse economic or political changes or individual developments specific to the issuer, which may result in higher default risk, volatility, lower interest income and market values. Derivative investments are subject to a number of risks such as liquidity risk, regulatory risk, interest rate risk, market risk, leverage risk, counterparty risk, valuation risk, correlation or basis risk, credit risk and management risk. Mortgage-related and other asset-backed securities include interest rate risk, legal and documentation risk, extension or contraction/prepayment risk making them more sensitive to change in interest rates. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Emerging markets investments may involve greater risk resulting from; less developed and stable economic and political systems, restrictions on investment by foreigners, liquidity and price volatility, exchange controls, confiscations of private property and other government restrictions, security registration, settlement and custody issues. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered or redeemed and often trade at a discount to their net asset value.

NOT FDIC/NCUA INSURED.    NO BANK GUARANTEE.    MAY LOSE VALUE.    NOT A DEPOSIT.

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY.

Past performance is no guarantee of future results.

This report is sent to stockholders of Montgomery Street Income Securities, Inc., for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

4	Montgomery Street Income Securities, Inc.

Other Information (Unaudited)

Market Price and Net Asset Value

The Fund’s market price was $16.90 as of December 31, 2012, compared with $15.43 as of December 31, 2011. The Fund’s shares traded at an 8.0% discount to NAV of $18.37 at December 31, 2012, compared to a 9.8% discount to NAV of $17.11 at December 31, 2011. Shares of closed-end funds frequently trade at a discount to NAV. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of Fund management. The Fund, therefore, cannot predict whether its shares will trade at, below or above its NAV.

The Fund’s market price is published daily in The New York Times and on The Wall Street Journal’s website at www.wsj.com. The Fund’s NAV is available daily on its website at www.montgomerystreetincome.com and published weekly in Barron’s.

Dividends Paid

The Fund paid dividends of $0.15 per share on May 4, 2012, $0.19 per share on August 3, 2012, $0.22 per share on November 2, 2012 and $0.29 per share on December 31, 2012.

Dividend Reinvestment and Cash Purchase Option

The Fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the “Plan”) for the automatic reinvestment of your dividends and capital gain distributions in shares of the Fund. Stockholders who participate in the Plan also can purchase additional shares of the Fund through the Plan’s voluntary cash investment feature. We recommend that you consider enrolling in the Plan to build your investment. The Plan’s features, including the voluntary cash investment feature, are described on page 38 of this report.

Limited Share Repurchases

The Fund is authorized to repurchase a limited number of shares of the Fund’s common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the Plan with respect to income distributed for the second preceding calendar quarter. There were 5,000 shares repurchased in each of the first, second and third quarters of 2012 and 6,000 shares in the fourth quarter of 2012. During the first quarter of 2013, 6,000 shares will be repurchased.

Investment Portfolio

Following the Fund’s first and third quarter ends, a complete Investment Portfolio is filed with the U.S. Securities and Exchange Commission (“SEC”) on Form N-Q. The form is available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com, or on the SEC’s website at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting

Information about how the Fund voted any proxies related to its portfolio securities during the twelve-month period ended June 30, 2012 is available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or on the SEC’s website at www.sec.gov. A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 437-3938 or on the SEC’s website at www.sec.gov.

Under the Fund’s current policy, it is the intention of the Fund to invest exclusively in non-voting securities. Under normal circumstances, the Fund does not intend to hold voting securities. In the event that the Fund does come into possession of any voting securities, the Fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so. The Fund’s Board of Directors (the “Board”) may change this policy at any time.

Reports to Stockholders

The Fund’s annual and semiannual reports to stockholders will be mailed to stockholders, and also are available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or by calling (877) 437-3938. Those stockholders who wish to view the Fund’s complete Investment Portfolio for the first and third quarters may view the Fund’s Form N-Q, as described above in “Investment Portfolio.”

Montgomery Street Income Securities, Inc.	5

Change in Officers

Effective January 25, 2013, Diana Gonzalez was appointed Chief Legal Officer, Emily Eibergen as Secretary and Danielle Bergandine as Assistant Secretary of the Fund.

Investment Objectives

The primary investment objective of the Fund is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective. The investment objectives of the Fund may be changed by the Board without stockholder approval. There can be no assurance that the investment objectives of the Fund will be attained. More information on the Fund’s Investment Objectives, Policies, Restrictions and Strategies is available at http://www.montgomerystreetincome.com.

6	Montgomery Street Income Securities, Inc.

Investment Portfolio	as of December 31, 2012

	Principal Amount ($)	Value ($)

Corporate Bonds (58.5%)

Consumer Discretionary 1.8%
COX Communications Inc., 6.25%, 06/01/18 (a)	263,000	321,318
CSC Holdings LLC, 8.63%, 02/15/19	2,000,000	2,390,000
NBCUniversal Media LLC, 2.88%, 04/01/16	300,000	316,274
TCI Communications Inc., 8.75%, 08/01/15	35,000	41,765
Time Warner Cable Inc., 8.25%, 04/01/19	290,000	385,914

		3,455,271
Consumer Staples 2.2%
Altria Group Inc., 9.70%, 11/10/18 (b)	1,014,000	1,419,527
Altria Group Inc., 9.25%, 08/06/19 (b)	169,000	235,103
Constellation Brands Inc., 4.63%, 03/01/23	900,000	940,500
Kraft Foods Group Inc., 2.25%, 06/05/17 (a)	600,000	620,589
Kraft Foods Group Inc., 5.38%, 02/10/20 (c)	268,000	321,790
Mondelez International Inc., 5.38%, 02/10/20	244,000	294,572
Reynolds Group Issuer Inc., 7.13%, 04/15/19	300,000	322,500

		4,154,581
Energy 12.7%
AK Transneft OJSC Via TransCapitalInvest Ltd., 8.70%, 08/07/18	2,250,000	2,914,312
Anadarko Petroleum Corp., 6.45%, 09/15/36	800,000	1,002,214
BP Capital Markets Plc, 3.75%, 06/17/13	24,000	24,336
BP Capital Markets Plc, 3.63%, 05/08/14	521,000	542,321
Canadian Oil Sands Ltd., 7.75%, 05/15/19 (a)	1,000,000	1,274,309
Canadian Oil Sands Ltd., 4.50%, 04/01/22 (a)	1,000,000	1,091,064
Dolphin Energy Ltd., 5.50%, 12/15/21 (a)	800,000	933,000
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 04/01/20	1,000,000	1,219,329
Energy Transfer Partners LP, 8.50%, 04/15/14	161,000	175,068
Gazprom OAO Via Gaz Capital SA, 9.25%, 04/23/19 (a)	300,000	397,125
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19 (a)	400,000	422,293
Novatek OAO via Novatek Finance Ltd., 6.60%, 02/03/21 (a)	800,000	938,000
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 06/30/21 (a)	291,000	326,648
OGX Austria GmbH, 8.38%, 04/01/22 (a)	800,000	668,000
Petrobras International Finance Co., 5.38%, 01/27/21	1,100,000	1,238,402
Pioneer Natural Resources Co., 6.88%, 05/01/18	2,000,000	2,433,172
Pioneer Natural Resources Co., 7.20%, 01/15/28	200,000	254,869
Plains All American Pipeline LP, 8.75%, 05/01/19	1,000,000	1,360,412
Pride International Inc., 6.88%, 08/15/20	621,000	785,385
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 4.00%, 09/30/20	797,500	895,194
Rockies Express Pipeline LLC, 3.90%, 04/15/15 (c)	1,800,000	1,791,000
SandRidge Energy Inc., 7.50%, 03/15/21	900,000	963,000
TNK-BP Finance SA, 7.50%, 03/13/13	1,600,000	1,617,600
TNK-BP Finance SA, 7.88%, 03/13/18	500,000	606,950
Transcontinental Gas Pipe Line Co. LLC, 6.40%, 04/15/16	250,000	289,393

		24,163,396
Financials 32.7%
Abbey National Treasury Services Plc, 1.89%, 04/25/14 (d)	800,000	798,170
ABN Amro North American Holding Preferred Capital Repackage Trust I, 3.41% (callable at 100 beginning 12/07/13) (c) (e) (f)	1,000,000	1,000,000
Ally Financial Inc., 4.63%, 06/26/15	900,000	938,228
American Express Co., 6.15%, 08/28/17	500,000	602,486
American Express Credit Corp., 7.30%, 08/20/13	700,000	730,071
American International Group Inc., 8.25%, 08/15/18	500,000	656,943

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	7

	Principal Amount ($)	Value ($)

Banco Bradesco SA, 2.41%, 05/16/14 (a) (d)	500,000	503,680
Banco do Brasil SA, 6.00%, 01/22/20 (a)	500,000	581,250
Banco Santander Brasil SA, 4.50%, 04/06/15 (a)	100,000	103,500
Banco Santander Brasil SA, 4.50%, 04/06/15	300,000	310,500
Banco Santander Chile, 3.75%, 09/22/15 (a)	500,000	525,058
Banco Votorantim SA, 5.25%, 02/11/16 (a)	400,000	421,000
Bank of America Corp., 6.00%, 09/01/17	115,000	134,667
Banque PSA Finance SA, 2.25%, 04/04/14 (c) (d)	300,000	296,258
Banque PSA Finance SA, 3.88%, 01/14/15, EUR	100,000	134,629
Barclays Bank Plc, 10.18%, 06/12/21 (c)	1,400,000	1,905,988
BBVA Bancomer SA, 4.50%, 03/10/16 (a)	500,000	531,250
BBVA Bancomer SA, 6.50%, 03/10/21 (a)	400,000	444,000
BNP Paribas, 7.78% (callable at 100 beginning 07/02/18) (e) (f), EUR	500,000	732,453
BPCE SA, 2.06%, 02/07/14 (c) (d)	700,000	707,761
Capital One Capital V, 10.25% (callable at 100 beginning 01/02/13)	1,000,000	1,000,000
CBA Capital Trust II, 6.02% (callable at 100 beginning 03/15/16) (a) (e) (f)	200,000	204,215
Citigroup Inc., 6.01%, 01/15/15	2,200,000	2,403,973
Citigroup Inc., 8.50%, 05/22/19	1,235,000	1,660,627
Commonwealth Bank of Australia, 1.04%, 03/17/14 (a) (d)	200,000	201,263
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00% (callable at 100 beginning 06/30/19) (c) (e) (f)	1,000,000	1,352,500
Credit Agricole SA, 1.77%, 01/21/14 (c) (d)	400,000	403,340
DNB Bank ASA, 3.20%, 04/03/17 (a)	400,000	426,024
Export-Import Bank of Korea, 4.00%, 01/11/17	2,700,000	2,927,721
Export-Import Bank of Korea, 4.00%, 01/29/21	200,000	215,043
Ford Motor Credit Co. LLC, 5.63%, 09/15/15	2,000,000	2,190,068
Ford Motor Credit Co. LLC, 2.50%, 01/15/16	200,000	202,465
Goldman Sachs Group Inc., 5.95%, 01/18/18	650,000	756,400
Goldman Sachs Group Inc., 6.15%, 04/01/18	600,000	704,861
Goldman Sachs Group Inc., 6.00%, 06/15/20	2,000,000	2,376,424
HBOS Plc, 6.75%, 05/21/18 (c)	700,000	753,375
HSBC Bank Plc, 5.00%, 03/20/23 (d), GBP	500,000	865,271
HSBC Finance Corp., 6.68%, 01/15/21	300,000	355,911
International Lease Finance Corp., 7.13%, 09/01/18 (a)	1,700,000	1,972,000
Intesa Sanpaolo SpA, 2.71%, 02/24/14 (c) (d)	800,000	799,106
IPIC GMTN Ltd., 4.00%, 03/14/21, EUR	200,000	321,135
JPMorgan Chase & Co., 6.30%, 04/23/19	2,500,000	3,084,405
JPMorgan Chase Bank NA, 6.00%, 10/01/17	600,000	710,304
Korea Exchange Bank, 3.13%, 06/26/17 (a)	400,000	416,374
Lazard Group LLC, 6.85%, 06/15/17	500,000	577,908
LBG Capital No.1 Plc, 7.87%, 08/25/20, GBP	1,000,000	1,721,925
LBG Capital No.1 Plc, 7.88%, 11/01/20 (c)	450,000	484,108
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	2,400,000	2,893,090
Metropolitan Life Global Funding I, 1.10%, 01/10/14 (c) (d)	300,000	301,493
Morgan Stanley, 6.63%, 04/01/18	1,000,000	1,178,575
Morgan Stanley, 7.30%, 05/13/19	800,000	972,176
Morgan Stanley, 5.50%, 01/26/20	2,850,000	3,197,110
Rabobank Capital Funding Trust III, 5.25% (callable at 100 beginning 10/21/16) (c) (e) (f)	800,000	809,228
RCI Banque SA, 2.22%, 04/11/14 (c) (d)	600,000	599,771
Regions Financial Corp., 4.88%, 04/26/13	375,000	378,750
Royal Bank of Scotland Plc, 5.38%, 09/30/19, EUR	1,600,000	2,519,831
Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.30%, 05/15/17	300,000	332,250
Sberbank of Russia Via SB Capital SA, 5.50%, 07/07/15	700,000	756,700
Sberbank Via SB Capital SA, 5.40%, 03/24/17	1,200,000	1,311,780
Shinhan Bank, 4.13%, 10/04/16 (a)	200,000	215,919

The accompanying notes are an integral part of the financial statements.

8	Montgomery Street Income Securities, Inc.

	Principal Amount ($)	Value ($)

SLM Corp., 5.38%, 01/15/13	1,200,000	1,200,985
Sydney Airport Finance Co. Pty Ltd., 5.13%, 02/22/21 (a) (b)	2,100,000	2,335,620
UBS AG Stamford, 5.88%, 12/20/17	300,000	357,078
USB Capital IX, 3.50% (callable at 100 beginning 02/07/13) (e) (f)	625,000	564,950
Ventas Realty LP, 3.13%, 11/30/15	100,000	105,423
Weyerhaeuser Co., 7.38%, 10/01/19	1,000,000	1,235,936

		62,411,303
Health Care 1.9%
Boston Scientific Corp., 6.40%, 06/15/16	1,200,000	1,379,364
HCA Inc., 6.50%, 02/15/20	2,000,000	2,250,000

		3,629,364
Industrials 0.9%
Asciano Finance Ltd., 5.00%, 04/07/18 (a)	300,000	324,191
Aviation Capital Group Corp., 7.13%, 10/15/20 (a)	600,000	631,890
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)	808,000	852,440

		1,808,521
Materials 2.9%
Anglo American Capital Plc, 9.38%, 04/08/14 (a)	543,000	596,931
Cliffs Natural Resources Inc., 5.90%, 03/15/20	1,000,000	1,063,339
Dow Chemical Co., 8.55%, 05/15/19 (b)	990,000	1,336,575
Fibria Overseas Finance Ltd., 7.50%, 05/04/20	100,000	111,000
Fibria Overseas Finance Ltd., 6.75%, 03/03/21 (a)	200,000	221,500
Georgia-Pacific LLC, 5.40%, 11/01/20 (a)	1,600,000	1,903,414
Rio Tinto Finance USA Ltd., 9.00%, 05/01/19 (b)	200,000	274,706

		5,507,465
Telecommunication Services 1.3%
British Telecommunications Plc, 1.43%, 12/20/13 (d)	400,000	403,315
Qtel International Finance Ltd., 4.75%, 02/16/21 (a)	300,000	339,000
Rogers Communications Inc., 7.50%, 03/15/15	179,000	203,867
Telefonica Emisiones SAU, 3.73%, 04/27/15	1,400,000	1,438,360

		2,384,542
Utilities 2.1%
Centrais Eletricas Brasileiras SA, 6.88%, 07/30/19	400,000	455,000
Duquesne Light Holdings Inc., 6.40%, 09/15/20 (a)	400,000	483,806
Energy Future Holdings Corp., 10.00%, 01/15/20	1,000,000	1,117,500
Florida Power Corp., 5.80%, 09/15/17	195,000	233,243
Korea Electric Power Corp., 3.00%, 10/05/15 (a)	1,400,000	1,460,285
NRG Energy Inc. Term Loan, 2.51%, 05/05/18 (d)	112,500	113,599
NRG Energy Inc. Term Loan, 4.00%, 05/05/18 (d)	85,000	85,831

		3,949,264

Total Corporate Bonds (cost $102,502,836)		111,463,707

Non-U.S. Government Agency Asset-Backed Securities 8.6%
Aircraft Certificate Owner Trust (insured by MBIA Assurance Corp.), (2003, 1A, D), 6.46%, 09/20/22 (a) (g)	38,020	38,685
American Airlines Pass-Through Trust, (2009, 1A), 10.38%, 07/02/19	557,594	593,838
American Airlines Pass-Through Trust, (2011, 2A), 8.63%, 10/15/21	1,880,263	1,974,276
Banc of America Funding Corp. REMIC, (2004, A, 1A3), 5.54%, 09/20/34 (d)	557,863	574,230
Banc of America Mortgage Securities Inc. REMIC, (2005, H, 2A5), 3.11%, 09/25/35 (d)	1,020,368	935,085

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	9

	Principal Amount ($)	Value ($)

Bayview Commercial Asset Trust, Interest Only REMIC, (2007, 2A, IO), 4.29%, 07/25/37 (a) (d)	4,067,675	219,883
Bayview Commercial Asset Trust, Interest Only REMIC, (2007, 4A, IO), 3.89%, 09/25/37 (a) (d)	4,493,386	408,296
Bear Stearns Adjustable Rate Mortgage Trust REMIC, (2004, 6, 2A1), 3.13%, 09/25/34 (d)	672,942	615,086
Citigroup Mortgage Loan Trust Inc. REMIC, (2004, NCM2, 1CB2), 6.75%, 08/25/34	157,598	167,858
Continental Airlines Inc. Pass-Through Trust Class A, 9.00%, 07/08/16	1,714,875	1,976,394
Countrywide Alternative Loan Trust REMIC, (2004, 35T2, A4), 6.00%, 02/25/35	39,266	39,286
Countrywide Alternative Loan Trust REMIC (2006, 0A10, 4A1), 0.40%, 08/25/46 (d)	43,948	28,181
Credit Suisse First Boston Mortgage Securities Corp. REMIC, (2004, AR8, 2A1), 2.87%, 09/25/34 (d)	1,094,163	1,111,733
Credit-Based Asset Servicing and Securitization LLC REMIC, (2006, SC1, A), 0.48%, 05/25/36 (a) (d)	85,302	74,934
Galaxy CLO Ltd., (2005, 4A, A1VB), 0.61%, 04/17/17 (a) (d)	313,818	312,005
GMAC Mortgage Corp. Loan Trust (insured by Financial Guaranty Insurance Co.) REMIC, (2006, HE3, A2), 5.75%, 10/25/36 (d)	203,742	181,381
Holmes Master Issuer Plc, (2011, 1A, A3), 1.56%, 10/15/54 (a) (d), EUR	700,000	933,999
Indymac Index Mortgage Loan Trust REMIC, 0.51%, 07/25/35 (d)	58,526	46,379
Nationstar NIM Ltd. Trust, (2007, A, A), 9.79%, 03/25/37 (h) (i)	22,008	—
Residential Asset Securitization Trust REMIC, (2005, A1, A3), 5.50%, 04/25/35	2,075,392	2,085,628
Truman Capital Mortgage Loan Trust REMIC, (2006, 1, A), 0.47%, 03/25/36 (a) (d)	1,471,402	1,083,452
United Air Lines Inc. 2009-1 Pass-Through Trust, 10.40%, 11/01/16	1,271,527	1,462,256
Washington Mutual Mortgage Pass-Through Certificates REMIC, (2005, AR16, 1A3), 2.49%, 12/25/35 (d)	1,320,000	1,202,020
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, 1, A3), 5.00%, 03/25/21	295,098	302,945

Total Non-U.S. Government Agency Asset-Backed Securities (cost $16,579,790)		16,367,830

Government and Agency Obligations 36.6%

Government Securities 15.8%

Sovereign 6.1%
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/20 (a)	400,000	471,000
Italy Buoni Poliennali Del Tesoro, 4.50%, 06/01/17, EUR	4,500,000	6,322,013
Spain Government Bond, 4.25%, 10/31/16, EUR	3,600,000	4,820,275

		11,613,288
Treasury Inflation Index Securities 0.3%
Australian Government Treasury Inflation Indexed Bond, 4.00%, 08/20/20, AUD (j)	300,000	600,246

U.S. Treasury Securities 9.4%
U.S. Treasury Bond, 5.50%, 08/15/28 (k)	1,700,000	2,402,578
U.S. Treasury Bond, 4.25%, 11/15/40	2,850,000	3,639,094
U.S. Treasury Bond, 4.38%, 05/15/41 (k)	100,000	130,281
U.S. Treasury Bond, 3.13%, 02/15/42 (k)	1,700,000	1,777,562
U.S. Treasury Note, 2.00%, 02/15/22 (l)	5,200,000	5,377,533
U.S. Treasury Note, 1.63%, 08/15/22 (l)	4,500,000	4,470,471

		17,797,519
U.S. Government Agency Mortgage-Backed Securities 20.8%

Federal Home Loan Mortgage Corp. 0.0%
Federal Home Loan Mortgage Corp. REMIC, 7.00%, 08/15/21	12,429	14,477

Federal National Mortgage Association 20.8%
Federal National Mortgage Association, 5.50%, 01/01/37	19,917,027	21,764,915
Federal National Mortgage Association, 5.50%, 08/01/37	16,333,272	17,950,745

		39,715,660

Total Government and Agency Obligations (cost $69,432,532)		69,741,190

The accompanying notes are an integral part of the financial statements.

10	Montgomery Street Income Securities, Inc.

	Contracts/ Principal Amount ($)	Value ($)

Purchased Options 0.1%
Interest Rate Put Swaption, 3 month LIBOR versus 3.45% fixed, Expiration 09/21/15, BBP	22	160,984

Total Purchased Options (cost $174,446)		160,984

Total Investments — 103.8% (cost $188,689,604)		197,733,711
Total Forward Sales Commitments — (14.5%) (proceeds $27,707,344)		(27,703,358)
Other Assets and Liabilities, Net 10.8%		20,546,281

Total Net Assets — 100%		$190,576,634

Forward Sales Commitments (14.5%)

U.S. Government Agency Mortgage-Backed Securities (14.5%)
Federal National Mortgage Association, 5.50%, 01/15/41	(25,500,000)	(27,703,358)

Total Forward Sales Commitments (cost $27,707,344)		(27,703,358)

Notes to the Investment Portfolio

(a)	Rule 144A, Section 4(2) of the Securities Act of 1933 or other security which is restricted to resale to institutional investors. The Fund’s investment adviser has deemed these securities to be liquid based on procedures approved by the Fund’s Board of Directors. As of December 31, 2012, the aggregate value of Rule 144A or Section 4(2) liquid securities was $26,229,214 (13.8% of net assets).

(b)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(c)	Rule 144A, Section 4(2) of the Securities Act of 1933 or other security which is restricted to resale to institutional investors. The Fund’s investment adviser has deemed these securities to be illiquid based on procedures approved by the Fund’s Board of Directors. See Restricted Securities in the Notes to Investment Portfolio.

(d)	Floating rate note. Floating rate notes are securities whose yields vary with a designated market index or market rate. Rate stated was in effect as of December 31, 2012.

(e)	Perpetual maturity security.

(f)	Interest rate is fixed until stated call date and variable thereafter.

(g)	Security fair valued in good faith in accordance with the procedures approved by the Fund’s Board of Directors. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements and Disclosures” in the Notes to the Financial Statements.

(h)	Security is in default relating to principal and/or interest.

(i)	Non-income producing security.

(j)	Treasury inflation indexed note. Par amount is not adjusted for inflation.

(k)	All or a portion of the security is pledged or segregated as collateral. See the Notes to the Financial Statements.

(l)	All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2012, the total cost of investments purchased on a delayed delivery basis was $7,636,498.

Abbreviations:

AUD – Australian Dollar	JPY – Japanese Yen

BBP – Barclays Bank PLC	KRW – Korean Won

BCL – Barclays Capital Inc.	LIBOR – London Interbank Offered Rate

BOA – Bancamerica Securities/Bank of America NA	MBIA – Municipal Bond Investors Assurance

BRL – Brazilian Real	MXN – Mexican Peso

CAD – Canadian Dollar	NIM – Net Interest Margin

CDX – Credit Default Swap Index	NOK – Norwegian Krone

CNY – Chinese Yuan	REMIC – Real Estate Mortgage Investment Conduit

EUR – European Currency Unit (Euro)	SGD – Singapore Dollar

EURIBOR – Europe Interbank Offered Rate	USD – United States Dollar

GBP – British Pound	ZAR – South African Bond

GSC – Goldman Sachs & Co.

GSI – Goldman Sachs International

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	11

Restricted Securities

Restricted securities are purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended. The following table consists of Rule 144A securities held by the Fund at December 31, 2012 that have been deemed illiquid by the Fund’s investment adviser.

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
ABN Amro North American Holding Preferred Capital Repackage Trust I , 3.41% (callable at 100 beginning 12/07/13)	03/31/2010	$861,712	$1,000,000	0.5%
BPCE SA , 2.06%, 02/07/14	02/01/2011	699,604	707,761	0.4
Banque PSA Finance SA , 2.25%, 04/04/14	03/29/2011	300,000	296,258	0.2
Barclays Bank Plc , 10.18%, 06/12/21	03/22/2010	1,743,555	1,905,988	1.0
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00% (callable at 100 beginning 06/30/19)	03/30/2010	1,185,942	1,352,500	0.7
Credit Agricole SA , 1.77%, 01/21/14	01/14/2011	400,000	403,340	0.2
HBOS Plc , 6.75%, 05/21/18	10/11/2010	712,686	753,375	0.4
Intesa Sanpaolo SpA , 2.71%, 02/24/14	02/16/2011	800,000	799,106	0.4
Kraft Foods Group Inc. , 5.38%, 02/10/20	07/25/2012	319,905	321,790	0.2
LBG Capital No.1 Plc , 7.88%, 11/01/20	03/25/2010	413,760	484,108	0.2
Metropolitan Life Global Funding I , 1.10%, 01/10/14	01/05/2011	300,000	301,493	0.2
RCI Banque SA , 2.22%, 04/11/14	04/06/2011	600,000	599,771	0.3
Rabobank Capital Funding Trust III, 5.25% (callable at 100 beginning 10/21/16)	03/25/2010	727,436	809,228	0.4
Rockies Express Pipeline LLC , 3.90%, 04/15/15	04/20/2012	1,708,229	1,791,000	0.9
		$10,772,829	$11,525,718	6.0%

Schedule of Written Options	Expiration Date	Exercise Price	Contracts	Value
Interest Rate Put Swaption, 3 Month LIBOR versus 2.50% fixed, BCL	09/21/2015	N/A	92	$(141,746)
				$(141,746)

Summary of Written Options	Contracts	Premiums
Options outstanding at December 31, 2011	133	$61,614
Options written during the period	279	304,205
Options closed during the period	(185)	(142,135)
Options expired during the period	(135)	(56,149)
Options outstanding at December 31, 2012	92	$167,535

Schedule of Open Futures Contracts	Contracts Long	Unrealized Appreciation
3-Month Euro Euribor Interest Rate Future, Expiration September 2014	1	$5,062
3-Month Euro Euribor Interest Rate Future, Expiration December 2014	1	1,446
3-Month Euro Euribor Interest Rate Future, Expiration March 2015	1	1,605
3-Month Euro Euribor Interest Rate Future, Expiration June 2015	1	1,704
		$9,817

The accompanying notes are an integral part of the financial statements.

12	Montgomery Street Income Securities, Inc.

Schedule of Open Forward Foreign Currency Contracts

Counterparty	Currency Purchased/Sold	Settlement Date	Notional Amount		Currency Value	Unrealized Gain/(Loss)
BCL	BRL/USD	02/04/2013	BRL	3,819,909	$1,857,385	$(2,673)
BCL	CAD/USD	03/21/2013	CAD	488,000	489,798	(4,457)
BCL	CNY/USD	02/01/2013	CNY	9,363,750	1,499,476	(524)
BCL	CNY/USD	02/01/2013	CNY	3,781,800	605,603	5,603
BCL	CNY/USD	08/05/2013	CNY	1,741,964	275,932	(4,533)
BCL	EUR/USD	03/18/2013	EUR	149,000	196,802	1,901
BCL	KRW/USD	02/28/2013	KRW	511,260,000	475,924	6,577
BCL	MXN/USD	04/03/2013	MXN	7,081,189	543,232	6,981
BCL	NOK/USD	02/14/2013	NOK	2,906,000	522,044	21,773
BCL	SGD/USD	01/25/2013	SGD	1,128,477	923,758	(2,845)
BCL	USD/AUD	01/31/2013	AUD	(2,069,000)	(2,143,804)	15,074
BCL	USD/CNY	02/01/2013	CNY	(13,847,499)	(2,217,486)	(47,916)
BCL	USD/CNY	08/05/2013	CNY	(96,440)	(15,276)	(292)
BCL	USD/CNY	08/05/2013	CNY	(943,575)	(149,465)	(2,856)
BCL	USD/EUR	03/18/2013	EUR	(12,890,000)	(17,025,328)	(195,602)
GSC	USD/EUR	03/18/2013	EUR	(400,000)	(528,327)	1,872
BCL	USD/GBP	03/12/2013	GBP	(1,370,000)	(2,225,042)	(23,793)
GSC	USD/JPY	01/17/2013	JPY	(79,438,000)	(917,037)	47,310
					$(17,831,811)	$(178,400)

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying/Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount[1]		Unrealized Appreciation/ (Depreciation)
Over the Counter Interest Rate Swap Agreements
BBP	3-Month South African Johannesburg Interbank Rate	Paying	6.00%	03/20/2018	ZAR	8,700,000	$10,093
BBP	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	6,000,000	3,490
BBP	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	12,900,000	8,142
BBP	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	22,000,000	7,940
BBP	Mexican Interbank Rate	Paying	6.65%	06/02/2021	MXN	2,000,000	8,122
BBP	Mexican Interbank Rate	Paying	6.65%	06/02/2021	MXN	3,000,000	12,657
GSC	3-Month South African Johannesburg Interbank Rate	Paying	6.00%	09/19/2017	ZAR	9,000,000	6,909
GSC	Brazil Interbank Rate	Paying	9.93%	01/02/2015	BRL	1,400,000	31,731
GSC	Brazil Interbank Rate	Paying	8.26%	01/02/2015	BRL	17,000,000	104,588
GSC	Brazil Interbank Rate	Paying	8.26%	01/02/2015	BRL	6,000,000	33,635
GSC	Brazil Interbank Rate	Paying	8.26%	01/02/2015	BRL	4,000,000	22,732
GSC	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	118,000,000	139,039
GSC	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	3,600,000	4,145
GSC	Mexican Interbank Rate	Paying	5.25%	09/06/2019	MXN	18,800,000	(8,805)
							$384,418
Centrally Cleared Interest Rate Swap Agreements
N/A	3-Month LIBOR	Paying	1.50%	01/04/2018		3,000,000	$(6,344)

[1]	Notional amount is stated in USD unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	13

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread[3]	Fixed Received/ Pay Rate[6]	Expiration Date	Notional Amount[1,5]	Value[4]	Unrealized Appreciation/ (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements — sell protection[2]
BBP	Anadarko Petroleum Corp., 1.00%, 06/20/17	1.37%	1.00%	06/20/2017	$(100,000)	$(1,581)	$1,789
GSI	Arcelormittal, 6.13%, 06/01/18	2.82%	1.00%	03/20/2016	(900,000)	(50,288)	(21,534)
GSI	Canadian Natural Resources Ltd., 6.25%, 03/15/38	0.69%	1.00%	12/20/2015	(500,000)	4,642	3,499
BBP	CDX.NA.IG.17	N/A	1.00%	12/20/2016	(300,000)	3,026	1,876
GSI	CDX.NA.IG.17	N/A	1.00%	12/20/2016	(300,000)	3,027	2,202
BBP	CDX.NA.IG.18	N/A	1.00%	06/20/2017	(1,400,000)	9,415	4,529
BOA	CDX.NA.IG.18	N/A	1.00%	06/20/2017	(1,600,000)	10,760	858
GSI	CDX.NA.IG.18	N/A	1.00%	06/20/2017	(4,100,000)	27,573	45,935
BBP	Federative Republic of Brazil, 12.25%, 03/06/30	0.77%	1.00%	06/20/2016	(2,400,000)	18,943	26,483
GSI	Federative Republic of Brazil, 12.25%, 03/06/30	1.00%	1.00%	09/20/2017	(1,400,000)	(230)	30,707
GSI	Forest Oil Corp., 7.25%, 06/15/19	5.53%	5.00%	06/20/2017	(1,000,000)	(20,434)	7,482
GSI	Gazprom International BV, 5.63%, 07/22/13	1.54%	1.00%	03/20/2017	(2,000,000)	(44,516)	122,416
BBP	Metlife Inc., 4.75%, 02/08/21	1.56%	1.00%	12/20/2017	(300,000)	(7,889)	3,997
GSI	MGM Resorts International, 7.63%, 01/15/17	0.63%	5.00%	03/20/2014	(1,000,000)	53,315	26,232
GSI	NRG Energy Inc., 5.00%, 06/20/17	3.07%	5.00%	06/20/2017	(600,000)	48,284	83,784
GSI	NRG Energy Inc., 8.50%, 06/15/19	2.83%	5.00%	03/20/2017	(200,000)	17,231	31,869
GSI	NRG Energy Inc., 8.50%, 06/15/19	3.07%	5.00%	06/20/2017	(1,000,000)	80,474	153,391
BBP	Prudential Financial Inc., 4.50%, 07/15/13	1.44%	1.00%	12/20/2017	(400,000)	(8,310)	3,528
GSI	Russian Federation, 7.50%, 03/31/30	1.23%	1.00%	09/20/2017	(700,000)	(7,484)	32,528
GSI	United Mexican States, 5.95%, 03/19/19	0.89%	1.00%	09/20/2017	(1,600,000)	8,023	33,738
BBP	United Mexican States, 7.50%, 04/08/33	0.67%	1.00%	06/20/2016	(1,200,000)	13,686	13,160
					$(23,000,000)	$157,667	$608,469
Centrally Cleared Credit Default Swap Agreements
Credit default swap agreements — sell protection[2]
N/A	CDX.NA.IG.19	N/A	1.00%	12/20/2017	$(72,100,000)	$(158,536)	$46,871

[1]	Notional amount is stated in USD.

[2]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

[3]

Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

[4]

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[5]

The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

[6]	If the Fund is a seller of protection, the Fund receives the fixed rate.

The accompanying notes are an integral part of the financial statements.

14	Montgomery Street Income Securities, Inc.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investments in securities, at value (cost $188,689,604)	$197,733,711
Cash	228,708
Foreign currency (cost $105,829)	107,110
Receivables:
Investments sold	27,848,803
Forward foreign currency contracts	107,091
Interest	1,987,941
Variation margin on financial derivative instruments	49,929
Dividend reinvestment	140,552
Deposits with brokers	310,000
Unrealized appreciation on OTC swap agreements	1,023,226
OTC swap premiums paid	97,018
Other assets	16,861
Total assets	229,650,950

Liabilities
Accrued management and investment advisory fee	120,511
Accrued administrative fee	36,725
Written options, at value (premiums $167,535)	141,746
Payables:
Investment securities purchased	57,241
Treasury roll transactions	7,636,498
Reverse repurchase agreements	2,205,500
Interest	322
Investment forward sales commitments, at value (cost $27,707,344)	27,703,358
Forward foreign currency contracts	285,491
Deposits from counterparties	246,000
Unrealized depreciation on OTC swap agreements	30,339
OTC swap premiums received	511,371
Other liabilities	99,214
Total liabilities	39,074,316
Net Asset Value	$190,576,634
Net assets consist of:
Paid-in capital	202,607,373
Undistributed (excess of distributions over) net investment income	(616,927)
Net unrealized appreciation on investments and foreign currency related items	9,955,580
Accumulated net realized loss	(21,369,392)
Net Asset Value	$190,576,634
Net Asset Value per share ($190,576,634/10,375,675 shares of common stock outstanding, $.01 par value, 30,000,000 shares authorized)	$18.37

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	15

Statement of Operations for the year ended December 31, 2012

Investment Income
Income:
Interest	$7,581,208
Total income	7,581,208
Expenses:
Management and investment advisory fee	464,870
Administrative fee	421,897
Directors’ fees and expenses	107,954
Legal	104,269
Audit fees	56,098
Insurance	48,503
Stockholder reporting	47,399
Stockholder services	29,325
NYSE listing fee	24,222
Interest expense	7,478
Custodian fees	7,016
Other	26,224
Total expenses	1,345,255
Net investment income	6,235,953

Realized and Unrealized Gain (Loss) on Investment Transactions and Foreign Currency Related Items
Net realized gain from:
Investment transactions	4,056,913
Futures contracts	173,839
Swap agreements	1,532,508
Written options contracts	163,524
Foreign currency related items	293,600
Net change in unrealized appreciation (depreciation) on:
Investments	8,627,102
Futures contracts and centrally cleared swap agreements	(63,082)
OTC swap agreements	1,300,206
Written options contracts	7,531
Foreign currency related items	(497,833)
Net gain on investment transactions and foreign currency related Items	15,594,308
Net increase in net assets resulting from operations	$21,830,261

The accompanying notes are an integral part of the financial statements.

16	Montgomery Street Income Securities, Inc.

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations:
Net investment income	$6,235,953	$7,623,277
Net realized gain on investment transactions and foreign currency related items	6,220,384	1,079,427
Net change in unrealized appreciation (depreciation) during the year on investment transactions and foreign currency related items	9,373,924	(1,450,451)
Net increase in net assets resulting from operations	21,830,261	7,252,253
Distributions to stockholders from net investment income	(8,811,954)	(7,360,210)
Fund share transactions:
Reinvestment of distributions	413,770	374,855
Cost of shares repurchased	(343,385)	(376,187)
Net increase (decrease) in net assets from Fund share transactions	70,385	(1,332)
Net increase (decrease) in net assets	13,088,692	(109,289)
Net assets at beginning of year	177,487,942	177,597,231
Net assets at end of year (including undistributed (excess of distributions over) net investment income of $(616,927) and $(44,744), respectively)	$190,576,634	$177,487,942

Other Information
Shares outstanding at beginning of year	10,371,852	10,371,952
Shares issued to stockholders in reinvestment of distributions	24,823	23,900
Shares repurchased	(21,000)	(24,000)
Net increase/(decrease) in fund shares outstanding	3,823	(100)
Shares outstanding at end of year	10,375,675	10,371,852

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.	17

Financial Highlights

Years Ended December 31,	2012	2011	2010[c]	2009	2008

Selected Per Share Data
Net asset value, beginning of year	$17.11	$17.12	$16.42	$15.13	$18.07
Income from investment operations:
Income[a]	0.73	0.86	0.86	0.85	1.07
Operating expenses[a]	(0.13)	(0.12)	(0.14)	(0.12)	(0.12)
Net investment income[a]	0.60	0.74	0.72	0.73	0.95
Net realized and unrealized gain (loss) on investment transactions	1.51	(0.04)	0.71	1.33	(2.84)
Total from investment operations	2.11	0.70	1.43	2.06	(1.89)
Less distributions from:
Net investment income	(0.85)	(0.71)	(0.73)	(0.77)	(1.05)
Net asset value, end of year	$18.37	$17.11	$17.12	$16.42	$15.13
Per share market value, end of year	$16.90	$15.43	$15.78	$14.68	$13.82
Closing price range on New York Stock Exchange for each share of Common Stock outstanding:
High ($)	17.30	16.03	16.78	15.10	17.27
Low ($)	15.38	15.05	14.67	13.19	11.25

Total Return
Based on market value (%)[b]	15.22	2.28	12.50	12.04	(7.94)
Based on net asset value (%)[b]	12.94	4.54	9.12	14.47	(10.04)

Ratio to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	191	177	178	170	157
Ratio of net expenses (%)	0.72	0.71	0.82	0.76	0.73
Ratio of net investment income (%)	3.35	4.24	4.28	4.64	5.57
Portfolio turnover rate (%)	246	49	132	175	170

a	Based on average shares outstanding during the year.

b	Total return based on net asset value reflects changes in the Fund’s net asset value during the year. Total return based on market value reflects changes in market price. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount or premium between market price and net asset value.

c	The Fund changed investment adviser effective March 15, 2010.

The accompanying notes are an integral part of the financial statements.

18	Montgomery Street Income Securities, Inc.

Notes to Financial Statements

A. Significant Accounting Policies

Montgomery Street Income Securities Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company. Pacific Investment Management Company LLC (“PIMCO” or “Adviser”) serves as the investment adviser to the Fund.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Under the Fund’s valuation policy and procedures, the Fund’s Board of Directors (the “Board”) has delegated the daily operational oversight of the securities valuation function to Jackson Fund Services (“JFS” or “Administrator”), a division of Jackson National Asset Management, LLC. The Board has delegated to the Pricing Committee of JFS (“Pricing Committee”), the authority to approve determinations of fair valuations of securities for which market quotations are not readily available as well as to supervise JFS in the performance of its responsibilities pursuant to the valuation policy and procedures. The Pricing Committee consists of the Fund’s Chief Executive Officer, Chief Financial Officer and Chief Compliance Officer. For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Pricing Committee’s fair valuation determinations are subject to review by the Chair of the Fund’s Valuation Committee on a monthly basis and the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Investments are stated at value determined as of the close of regular trading (generally, 4:00 PM Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by, or at the direction of, the Board. If the pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system. Fixed income securities with a remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, unless it is determined that such price does not approximate market value. Forward foreign currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE. Futures contracts traded on a liquid exchange are valued at the settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange. Options traded on an exchange are valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the last bid. Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange. The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with external third party prices for centrally cleared credit default swaps and underlying rates including overnight index swap rates and forward interest rates for centrally cleared interest rate swaps. Over the counter (“OTC”) derivatives, including options and swap agreements, are generally valued by approved pricing services. If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs. Pricing services used to value debt and derivative securities may use various pricing techniques which take into account appropriate factors such as yield, credit quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings, broker quotes and other relevant data.

Market quotations may not be readily available for certain debt and derivative investments. If market quotations are not readily available or if it is determined that a quotation of an investment does not represent market value, then the investment is valued at a “fair value” as determined in good faith using procedures approved by the Board. Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale. Situations that may require a security to be fair valued may include instances where a security is thinly traded or restricted as to resale. In addition, securities may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters or government actions. Securities are fair valued based on observable and unobservable inputs including the Administrator‘s own assumptions in determining fair value. Under the procedures adopted by the Board, the Administrator may rely on independent pricing services or other sources, including the Fund’s Adviser, to assist in determining the fair value of a security. Factors considered to determine fair value include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data. The value of an investment for purposes of calculating the Fund’s net asset value (“NAV”) can differ depending on the source and method used to determine the value.

Montgomery Street Income Securities, Inc.	19

Recent Accounting Pronouncements — In December 2011, Financial Accounting Standards Board (“FASB”) released Accounting Standards Update (“ASU”) 2011-11 “Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 will enhance disclosures by requiring improved information about financial instruments and derivative instruments that meet the criteria for offsetting amounts in the balance sheet or are subject to a master netting arrangement. The information will enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial positions, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. ASU 2011-11 is effective for the annual periods beginning on or after January 1, 2013 and the interim periods within those annual periods. Management is currently evaluating the impact ASU 2011-11 will have on the Fund’s financial statements.

Security Transactions, Investment Income and Expenses. Investment transactions are reported on trade date for financial reporting purposes. Interest income including level-yield amortization of discounts and premiums is accrued daily. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date. Expenses are recorded on an accrual basis.

Federal Income Taxes. The Fund intends to qualify as a “regulated investment company” and to distribute substantially all net investment income and net capital gains, if any, to its stockholders and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Distribution of Income and Capital Gains. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions of net investment income are paid quarterly. Net realized gains from investment transactions will be distributed to stockholders at least annually to the extent they exceed available capital loss carryforwards. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience to date, the Fund expects any risk of loss to be remote.

B. FASB Accounting Standards Update (“ASC”) Topic 820, “Fair Value Measurements and Disclosure”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories.

Level 1 includes valuations based on unadjusted quoted prices of identical securities in active markets, including valuations for securities listed on an exchange.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations of vendor evaluated debt instruments, broker quotes in active markets, securities valued at amortized cost, centrally cleared swap agreements, modeled OTC derivatives contracts and swap agreements valued by pricing services.

Level 3 includes valuations determined from significant unobservable inputs including the Administrator’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities’ models. Level 3 valuations include certain single source quotes received from brokers (either directly or through a vendor), securities restricted to resale due to market events, newly issued or investments for which reliable quotes are not available.

To assess the continuing appropriateness of security valuation, the Administrator regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined

20	Montgomery Street Income Securities, Inc.

thresholds, the Administrator challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Administrator uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments in securities and other financial instruments as of December 31, 2012 by valuation level.

	Assets — Investments in Securities
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$111,463,707	$—	$111,463,707
Non-U.S. Government Agency Asset-Backed Securities	—	16,367,830	—	16,367,830
Government and Agency Obligations	—	69,741,190	—	69,741,190
Purchased Options	—	160,984	—	160,984
Fund Total	$—	$197,733,711	$—	$197,733,711

	Liabilities — Investments in Securities
	Level 1	Level 2	Level 3	Total
U.S. Government Agency Mortgage-Backed Securities	$—	$(27,703,358)	$—	$(27,703,358)
Fund Total	$—	$(27,703,358)	$—	$(27,703,358)

	Assets — Other Financial Instruments*
	Level 1	Level 2	Level 3	Total
Futures Contracts	$9,817	$—	$—	$9,817
Forward Foreign Currency Contracts	—	107,091	—	107,091
Interest Rate Swap Agreements	—	393,223	—	393,223
Credit Default Swap Agreements	—	630,003	—	630,003
Centrally Cleared Credit Default Swap Agreements	—	46,871	—	46,871
Fund Total	$9,817	$1,177,188	$—	$1,187,005

	Liabilities — Other Financial Instruments*
	Level 1	Level 2	Level 3	Total
Written Options	$—	$(141,746)	$—	$(141,746)
Forward Foreign Currency Contracts	—	(285,491)	—	(285,491)
Interest Rate Swap Agreements	—	(8,805)	—	(8,805)
Centrally Cleared Interest Rate Swap Agreements	—	(6,344)	—	(6,344)
Credit Default Swap Agreements	—	(21,534)	—	(21,534)
Fund Total	$—	$(463,920)	$—	$(463,920)

*	Investments in other financial instruments are derivative instruments not reflected in the Investment Portfolio and include written options, futures contracts, forward foreign currency contracts, and swap agreements. All derivatives are reflected at the unrealized appreciation/(depreciation) on the instrument, except for written options which are reflected at value.

The Fund recognizes transfers between levels as of the beginning of the period. There were no significant transfers into or out of Level 1, 2 or 3 during the year. There were no Level 3 valuations for which significant unobservable valuation inputs were developed at December 31, 2012.

C. Investments

Forward Sales Commitments. The Fund may purchase or sell forward sales commitments. A forward sales commitment involves the Fund entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of a forward sales commitment involves the risk of loss if the value of the security to be purchased declines before the settlement date while the sale of a forward sales commitment involves the risk

Montgomery Street Income Securities, Inc.	21

that the value of the securities to be sold may increase before the settlement date. The Fund may dispose of or renegotiate forward sales commitments after they are entered into, and may close these positions before they are delivered, which may result in a realized gain or loss.

When-Issued/Delayed-Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until settlement of the trade. Certain risks may arise upon entering into when-issued or delayed-delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

Mortgage-Backed Dollar and Treasury Roll Transactions. The Fund may sell mortgage-backed or Treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price. The Fund may only enter into covered rolls. A “covered roll” is a type of dollar roll for which the Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar roll transaction. During the period between the sale and repurchase, the Fund forgoes interest and principal paid on the mortgage-backed or Treasury securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. The Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

In a mortgage-backed or Treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. Any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

For the year ended December 31, 2012, income, fees and financing costs relating to treasury transactions characterized as secured borrowing transactions were not significant, and as a result, reclassifications were not made on the Statement of Operations for these transactions.

Dollar roll transactions involve the risk that the value of the securities sold by the Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Illiquid Investments and Restricted Securities. Illiquid securities and other investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV per share. The Fund may not be able to sell illiquid investments when the Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than would the sale of those that are liquid. Illiquid investments also may be more difficult to value, due to the unavailability of reliable market quotations for such investments, and investment in them may have an adverse impact on NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A and Section 4(2) paper securities, which may be determined to be liquid pursuant to policies and guidelines established by the Board.

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement by the seller, generally a bank or broker/dealer, to repurchase that security back from the Fund at a specified price and date or upon demand. The underlying securities used as collateral for all repurchase agreements are held in safekeeping at the Fund’s Custodian or designated subcustodians under triparty repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a security by the Fund and a simultaneous agreement by the purchaser, generally a bank or broker/dealer, to resell that security to the Fund at a specified price and date. Securities sold under reverse repurchase

22	Montgomery Street Income Securities, Inc.

agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid at the Custodian or otherwise cover its obligations under reverse repurchase agreements.

For the 100 days reverse repurchase agreements were outstanding, the average daily balance and the weighted average interest rate for reverse repurchase agreements during the year ended December 31, 2012 were $10,425,700 and 0.26%, respectively. The total market value of underlying collateral for open reverse repurchase agreements at December 31, 2012 was $2,185,564. At December 31, 2012, the following reverse repurchase agreement was outstanding:

Repurchase Amount	Counter- party	Interest Rate	Maturity Date
$2,205,500	JPM	0.35%	01/11/13

U.S. Government Agencies or Government Sponsored Enterprises. The Fund may invest in U.S. government agencies or government sponsored enterprises. U.S. government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury announced the creation of a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

D. Risks

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Montgomery Street Income Securities, Inc.	23

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract or repurchase agreement, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to specific risks that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk. Investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in higher rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Market Risk. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities, like common stocks and preferred stocks, generally have greater price volatility than fixed income securities.

Issuer Risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the markets for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. In such cases, the Fund, due to the difficulty in purchasing and selling illiquid securities and limitations on the Fund’s investments in such securities, may be unable to achieve its desired level of exposure to a certain sector. Foreign (non-U.S.) securities, certain derivatives and securities with substantial market and/or credit risk will tend to have greater exposure to liquidity risk.

Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. When investing in a derivative instrument, the Fund could lose more than the principal amount invested The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate

24	Montgomery Street Income Securities, Inc.

or index. The Fund’s Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment. The Fund’s Adviser must correctly predict price, credit or other applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Fund’s Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful. To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to utilize derivatives when it wishes to do so.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature and servicing of those assets.

Foreign (Non-U.S.) Investment Risk. Investments in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscatory taxation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. If the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments in that region.

Emerging Markets Risk. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies, in securities that are denominated in foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currencies or instruments with exposure to foreign currencies may reduce the returns of the Fund.

Montgomery Street Income Securities, Inc.	25

Leveraging Risk. Certain transactions may give rise to a form of leverage. Such transactions include, among others, reverse repurchase agreements and when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Investment Adviser will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Smaller Company Risk. The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Investment Adviser and may also adversely affect the ability of the Fund to achieve its investment objectives.

Municipal Project-Specific Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in industrial development bonds, or in bonds from issuers in a single state.

Short Sale Risk. The Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Government, Legislative and Regulatory Risk. Instability in the financial markets can lead to a number of unprecedented actions that may support certain financial institutions and segments of the financial markets under extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

E. Financial Derivative Instruments

FASB ASC Topic 815, “Derivatives and Hedging”. This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit-related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, equity price, interest rate and foreign currency exchange rate risk. The objectives, strategies and underlying risks for each instrument are discussed in the following paragraphs.

26	Montgomery Street Income Securities, Inc.

Futures Contracts. The Fund may be subject to interest rate risk in the normal course of pursuing its investment objective. The Fund entered into futures contracts to manage exposure to or hedge changes in interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin”. The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts. The Fund may be subject to foreign currency exchange and interest rate risk in the normal course of pursuing its investment objective. During the period, the Fund purchased and sold (“wrote”) option contracts to manage exposure to or hedge changes in interest rates and foreign currencies.

An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract. When the Fund writes a call or put option, the premium received by the Fund is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. Writing put options tends to increase the Fund’s exposure to the underlying instrument. The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in the Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value. There is also the risk the Fund may not be able to enter into a closing transaction if the market is illiquid. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

The Fund may also buy and sell (“write”) call and put options on futures, currencies and swaps agreements (“swaptions”). Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Swaptions are illiquid investments.

Options contracts involve, to varying degrees, risk of loss in excess of the premium paid or received recorded by the Fund. The primary risks associated with the use of option contracts on futures contracts involve similar risks to trading in the underlying futures contracts, including the imperfect correlation between the change in value of the securities held by the Fund and the prices of the underlying futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. Option contracts entered into by the Fund during the period were traded on public markets that are regulated by the U.S. Commodity Futures Trading Commission (“CFTC”). Similar to futures contracts, there is minimal counterparty risk to the Fund since the options on futures contracts traded by the Fund were exchange traded and the exchange’s clearing house, as counterparty to all exchange traded options, guarantees the options contracts against default.

Forward Foreign Currency Contracts. The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund entered into forward foreign currency contracts to minimize foreign

Montgomery Street Income Securities, Inc.	27

currency risk on portfolio securities denominated in foreign currencies and as part of its overall investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The market value of a forward foreign currency contact fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, delivery or receipt of the currency, a realized gain or loss is recorded, which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Fund. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the offsetting currency.

Swap Agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the OTC market (“OTC swaps”) or may be executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). OTC swaps are typically illiquid investments. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default, bankruptcy or insolvency.

Swap agreements are marked-to-market daily and change in value is recorded by the Fund as an unrealized gain or loss. For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate. These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap. For centrally cleared swaps, daily changes in the valuation of the centrally cleared swap are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gain or loss.

If the Fund transacts in OTC swaps, it is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements (“ISDA Master Agreements”) with select counterparties. The ISDA Master Agreements govern transactions in OTC derivatives, including swap agreements and forward foreign currency contracts, and maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early termination could be material to the financial statements. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC swap. The Fund’s collateral (delivered to counterparties), as of December 31, 2012, is identified in these Notes to Financial Statements. Collateral paid to or received from counterparties is included in deposits with/from counterparties in the Statement of Assets and Liabilities.

If the Fund transacts in centrally cleared swaps, they are a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM acts as agent in the execution of the centrally cleared swap with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Upon entering into a centrally cleared swap, the Fund is required to deposit with the DCO an amount of cash or cash equivalent equal to a certain percentage of the centrally cleared swap known as the “initial margin”. The Fund receives from or pays the DCO an amount of cash equal to the daily fluctuation in the value of the centrally cleared swap known as the “variation margin”. The use of centrally cleared swaps may require the Fund to commit more initial and variation margin then the Fund would otherwise commit under an OTC swap.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund. Such risks include that there is no liquid market for OTC swaps, that there may be unfavorable changes in interest rates or value of underlying securities and that the counterparty to the

28	Montgomery Street Income Securities, Inc.

agreements may default on its obligation to perform. In addition, entering into OTC swaps involves documentation risk resulting from the possibility that the parties to an OTC swap may disagree as to the meaning of contractual terms in the agreement. The credit risk associated with certain contracts is mitigated by master netting arrangements between the Fund and the counterparty and by posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. A Fund’s overall exposure to credit risk subject to master netting arrangements which can change substantially within a short period, as it is affected by each transaction subject to the arrangement. Counterparty risk is reduced for centrally cleared swaps in that the Fund has no direct exposure to the counterparty and the DCO has broad powers to provide an orderly liquidation in the event of a default. Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements. The Fund may be subject to interest rate risk in the normal course of pursuing its investment objective. The Fund entered into interest rate swap agreements to manage duration, to manage interest rate and yield curve exposure and as a substitute for investment in physical securities. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Interest rate swap agreements that the Fund entered into include fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark and floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate.

The Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive. For OTC swaps, this risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. For centrally cleared swaps, this risk is mitigated by shifting exposure from the counterparty to the DCO.

Credit Default Swap Agreements. The Fund may be subject to credit risk in the normal course of pursuing its investment objective. The Fund used credit default swap agreements on corporate issues, sovereign issues and indices to manage credit exposure used in combination with cash bonds exposure to take advantage of spread variances between cash bonds and the credit default swap agreement and to hedge the underlying exposure to the cash bonds. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

As a seller of protection, the Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event. As a seller, the Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either pay to the buyer of protection an amount equal to the notional amount of the credit default swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the credit default swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either receive from the seller of protection an amount equal to the notional amount of the credit default swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or receive a net settlement amount in the form of cash or securities equal to the notional amount of the credit default swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations. When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

The Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If a credit event occurs and

Montgomery Street Income Securities, Inc.	29

cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality. A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market. These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities. These components can be determined based upon various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, the Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement. For OTC swaps, this risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by obtaining collateral from the counterparty to cover the Fund’s exposure to the counterparty. For centrally cleared swaps, this risk is mitigated by shifting exposure from the counterparty to the DCO. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding, at December 31, 2012, for which the Fund is a seller of protection, are disclosed in the Notes to the Investment Portfolio. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure, which references the location on the Statement of Assets and Liabilities and the realized and unrealized gain or loss in the Statement of Operations for each derivative instrument.

	Credit Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2012:
Assets:
Investments in securities, at value*	$—	$—	$160,984	$160,984
Forward foreign currency contracts	—	107,091	—	107,091
Variation margin on financial derivative instruments	48,774	—	1,155	49,929
Unrealized appreciation on OTC swap agreements	630,003	—	393,223	1,023,226
OTC swap premiums paid	48,950	—	48,068	97,018
	$727,727	$107,091	$603,430	$1,438,248
Liabilities:
Written options, at value	$—	$—	$141,746	$141,746
Forward foreign currency contracts	—	285,491	—	285,491
Variation margin on financial derivative instruments	—	—	—	—
Unrealized depreciation on OTC swap agreements	21,534	—	8,805	30,339
OTC swap premiums received	487,019	—	24,352	511,371
	$508,553	$285,491	$174,903	$968,947

30	Montgomery Street Income Securities, Inc.

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2012:
Net realized gain (loss) from:	Credit Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Investment transactions*	$—	$19,514	$(64,981)	$(45,467)
Futures contracts	—	—	173,839	173,839
Swap agreements	1,163,468	—	369,040	1,532,508
Written option contracts	—	—	163,524	163,524
Forward foreign currency contracts**	—	(6,433)	—	(6,433)
	$1,163,468	$13,081	$641,422	$1,817,971

Net change in unrealized appreciation (depreciation) on:
Investments*	$—	$—	$(6,114)	$(6,114)
Futures contracts and centrally cleared swap agreements	46,871	—	(109,953)	(63,082)
OTC swap agreements	966,746	—	333,460	1,300,206
Written options contracts	—	—	7,531	7,531
Forward foreign currency contracts**	—	(518,463)	—	(518,463)
	$1,013,617	$(518,463)	$224,924	$720,078

*	Purchased options market value is reflected in Investments in securities, at value. Realized gain and change in unrealized appreciation (depreciation) on purchased options are reflected in Realized gain from investment transactions and Net change in unrealized appreciation (depreciation) on investments, respectively in the Statement of Operations.

**	Net realized gain (loss) on forward foreign currency contracts is included in net realized gain (loss) from foreign currency related items in the Statement of Operations. Net change in unrealized appreciation (depreciation) on forward foreign currency contracts is included in net change in unrealized appreciation (depreciation) on foreign currency related items.

The derivative instruments outstanding as of December 31, 2012, as disclosed in the Notes to the Investment Portfolio and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2012, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund. For the year ended December 31, 2012, the average monthly volume for derivatives is as follows:

Options Purchased and Written
Premiums Paid(1)	$48,978
Premiums Received(1)	75,306
Futures Contracts
Long(1)	20,688,911
Short(1)	—
Forward Foreign Currency Contracts
Purchased(1)	12,886,001
Sold(1)	21,236,636
Interest Rate Swap Agreements
Paying Floating Rate(2)	13,795,504
Receiving Floating Rate(2)	—
Credit Default Swap Agreements
Purchase Protection(2)	387,592
Sell Protection(2)	38,738,462

[1]	Cost Amount in USD.

[2]	Notional Amount in USD

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Pledged or Segregated Collateral. The following table summarizes securities collateral pledged for futures contracts and swap agreements:

Futures Contracts Pledged Cash	Swap Agreements		Total Pledged Cash and Securities
	Segregated Cash	Segregated Securities
$16,000	$294,000	$1,225,928	$1,543,928

F. Regulatory Matters

On February 8, 2012, the CFTC adopted amendments to its existing part 4 regulations, effective January 1, 2013. Previously, investment companies were excluded from the definition of a “commodity pool operator” (“CPO”) under Rule 4.5 and did not have to register with the CFTC and the National Futures Association. The amendments added certain conditions to Rule 4.5 that narrowed the exclusion from registration. The Fund is not currently considered a CPO and is not required to register as such. However, if, in the future, the Fund fails to meet the conditions of the exclusion, the Fund may determine either to restrict its activities so that it will meet those conditions or to incur the additional regulatory burden and expense associated with registration as a CPO.

G. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment securities, excluding U.S. government obligations and short-term investments, aggregated $50,383,373 and $48,407,151, respectively. During the year ended December 31, 2012, purchases and sales of long-term U.S. government obligations aggregated $345,543,323 and $315,649,794, respectively.

Subject to compliance with Rule 17a-7 under the 1940 Act, the Adviser is permitted to cause the Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Adviser.

There are occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or an affiliated company. They are effected only when the Adviser believes that to do so is in the best interest of the Fund and the other accounts participating. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

H. Fees and Agreements

Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement, the Fund pays PIMCO a quarterly fee at the annual rate of 0.25% of the average daily net assets of the Fund.

Fund Accounting and Administration Services Agreement. Pursuant to a Fund Accounting and Administration Services Agreement, the Fund pays JFS an annual fee, payable monthly, equal to 0.25% of the average daily value of the net assets of the Fund up to $100 million; 0.20% of the average daily value of the net assets of the Fund from $100 million to $200 million; and 0.15% of the average daily value of the net assets of the Fund over $200 million. JFS makes individuals available to the Fund to serve as its officers. Officers are not directly compensated by the Fund.

Directors’ Fees and Expenses. The Fund pays each Board Director a specified retainer fee plus specified amounts for each Board and Committee meeting attended.

I. Income Tax Matters

The following information is presented on an income tax basis. The timing and characterization of certain income and capital gains are determined in accordance with federal tax regulations, which may differ from GAAP. These differences primarily relate to timing differences in recognizing certain gains and losses on investment transactions and accounting treatment for notional principal contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the components of net assets on the Statement of Assets and Liabilities based on their federal income tax treatment; timing differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, foreign currency reclassifications, paydown reclassifications, net operating losses, accounting treatment of notional principal contracts and distribution adjustments. Timing and permanent differences do not impact the NAV of the Fund. On December 31, 2012, permanent differences increased undistributed net investment income and accumulated realized loss by $2,003,818.

32	Montgomery Street Income Securities, Inc.

At December 31, 2012, the cost of investments and the components of net unrealized appreciation/(depreciation) were as follows:

Cost of Investments	Gross Unrealized Depreciation	Gross Unrealized Appreciation	Net Unrealized Appreciation
$188,853,401	$(1,546,046)	$10,426,356	$8,880,310

At December 31, 2012, the components of distributable taxable earnings for U.S. federal income tax purposes were as follows:

Undistributed Net Ordinary income*	Undistributed Net Long Term Capital Gains	Unrealized Gains**	Capital Loss Carry Forward
$136,748	$—	$9,021,053	($21,188,540)

*	Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

**	Unrealized gains are adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain/loss on futures contracts, options and forward contracts. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

The distributions paid of $8,811,954 and $7,360,210 for the years ended December 31, 2012 and 2011, respectively, were from net ordinary income.

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. In general, the provisions of the Act are effective for the Fund’s fiscal year ending December 31, 2011. Under the Act, the Fund is permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law.

At December 31, 2012, the Fund had unused pre-enactment capital loss carryforwards available for federal income tax purposes which may be applied against any future realized net taxable capital gains or until the respective expiration dates occur as noted below.

Year of Expiration	Amount
2016	$9,694,440
2017	11,494,100
Total	$21,188,540

The Fund had $126,612 of currency losses realized from November 1, 2012, through December 31, 2012, which were deferred for tax purposes to January 1, 2013, the first day of the current fiscal year.

FASB ASC Topic 740, “Income Taxes”, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Fund recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2009 through 2012 which remain subject to examination, by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Fund’s tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Fund’s financial statements during the year ended December 31, 2012.

J. Share Repurchases

Under the Fund’s limited repurchase program, the Fund is authorized to effect repurchases of its shares in the open market from time to time when the Fund’s shares trade at a discount to their NAV. During the year ended December 31, 2012, the Fund purchased 21,000 shares of common stock on the open market at a total cost of $343,385. The weighted average discount of these purchases, comparing the purchase price to the NAV at the time of purchase, was 8.88%. During the year

Montgomery Street Income Securities, Inc.	33

ended December 31, 2011, the Fund purchased 24,000 shares of common stock on the open market at a total cost of $376,187. The weighted average discount of these purchases, comparing the purchase price to the NAV on the day of purchase, was 10.03%.

K. Subsequent Events

Management has evaluated subsequent events for the Fund through the date the financial statements are issued, and has concluded there are no events that require financial statement disclosure and/or adjustments to the financial statements.

34	Montgomery Street Income Securities, Inc.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of

Montgomery Street Income Securities, Inc.:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Montgomery Street Income Securities, Inc. (the “Fund”) as of December 31, 2012, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the fiscal years presented in the two-year period ended December 31, 2009 were audited by other auditors, whose report dated February 24, 2010, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 27, 2013

Montgomery Street Income Securities, Inc.	35

Dividend Reinvestment and Cash Purchase Plan (the “Plan”)

All registered stockholders of the Fund’s Common Stock are offered the opportunity of participating in the Plan. Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the Fund’s common stock. The Custodian is the agent (the “Plan Agent”) for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder’s dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder’s holdings in the Fund. If the Fund declares a dividend or capital gains distributions payable either in cash or in stock of the Fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the “Valuation Date”) equals or exceeds the net asset value per share, the Fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the Fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $5,000 (a “Voluntary Cash Investment”) by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder’s account, to Computershare, the Fund’s transfer agent (the “Transfer Agent”). Such additional shares will be purchased on the open market by the Plan Agent or its delegate. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent or its delegate on the date such purchases are affected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the Fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the Fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent or its delegate to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the Fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor’s behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing Computershare, P.O. Box 43006, Providence, RI 02940-3006, or by calling (877) 437-3938.

36	Montgomery Street Income Securities, Inc.

Stockholder Meeting Results

The Annual Meeting of Stockholders of the Fund was held on July 17, 2012 at 3 Embarcadero Center, 7th Floor, San Francisco, California. At the meeting, the following matter was voted upon and approved by the stockholders: To elect four Directors of the Fund to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.

	Number of Votes:
Directors	For	Withheld
Richard J. Bradshaw	7,238,642	1,645,806
Victor L. Hymes	7,148,799	1,735,649
Wendell G. Van Auken	7,245,744	1,638,704
Nancy E. Wallace	7,153,614	1,730,834

Montgomery Street Income Securities, Inc.	37

Directors and Officers

The following table presents certain information regarding the Directors and Officers of Montgomery Street Income Securities, Inc. as of December 31, 2012. Each Director’s and Officer’s age is set forth in parentheses after his or her name. The mailing address for each Director and Officer is 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606. Unless otherwise noted, each Director and Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity. The term of office for each Director is until the next annual meeting of stockholders or until the election and qualification of a successor. Officers are appointed annually by, and serve at the discretion of, the Board of Directors. The Fund’s 2012 proxy statement includes additional information about Directors of the Fund and is available, without charge, upon request, by calling (877) 437-3938.

Non-Interested Directors

Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Fund Complex Overseen
Richard J. Bradshaw (64) Chairman and Director 1991 – present	Consultant (2010 – present). Formerly, Partner and Chief Operating Officer of Venrock (venture capital firm) (2008 – 2010) and Executive Director of Cooley LLP (law firm) (1997 – 2008). Chairman of the Board of Directors of the Fund (since 2004).	1
Victor L. Hymes (55) Director 2005 – present	Chief Executive Officer, Chief Investment Officer, and Director of Legato Capital Management LLC (investment adviser) (2004 – present). Formerly, Managing Director, Zurich Scudder Investments, Inc. (a former adviser of the Fund) (1997 – 2002); and President of the Fund (2000 – 2002).	1
Wendell G. Van Auken (68) Director 1994 – present	Partner Emeritus at Mayfield Fund and Managing Director of several venture capital funds affiliated with Mayfield Fund. Directorship: Advent Software (portfolio software company).	1
Nancy E. Wallace (64) Director 2010 – present	Professor of Real Estate and Finance, Haas School of Business, University of California, Berkeley (1986 – present).	1

38	Montgomery Street Income Securities, Inc.

Officers

Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Mark D. Nerud (46) President and Chief Executive Officer 2006 – present	Chief Executive Officer of Jackson National Asset Management, LLC (“JNAM”) and Jackson Fund Services (“JFS”) (2010 – present); President of JNAM and JFS (2006-present); President, CEO and Trustee/Manager of investment companies advised by JNAM (2007 – present); Managing Board Member of Curian Capital LLC and Curian Clearing (2011 – present). Formerly, Managing Board Member of JNAM (2007 – 2010); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (“Jackson”) (2000 – 2009).	n/a
Daniel W. Koors (42) Chief Financial Officer 2006 – present	Chief Operating Officer of JNAM and JFS (2011 – present); Senior Vice President of JNAM and JFS (2009 – present); Vice President of investment companies advised by JNAM (2006 – present); Treasurer and Chief Financial Officer of investment companies advised by Curian Capital, LLC (“Curian”) (2010 – present). Chief Financial Officer of JNAM and JFS (2007 – 2011); Treasurer and Chief Financial Officer of investment companies advised by JNAM (2006 – 2011); Assistant Vice President – Fund Administration of Jackson (2006 – 2009); Vice President of JNAM and JFS (2007 – 2008).	n/a
Joseph B. O’Boyle (50) Chief Compliance Officer 2012 – present	Chief Compliance Officer of investment companies advised by Curian (2012 – present). Formerly, Chief Compliance Officer of Guggenheim Funds (2011 – 2012); Chief Compliance Officer of Calamos Investments (“Calamos”) (2008 – 2011); Director of Internal Audit and Risk Assessment of Calamos (2005 – 2008).	n/a
Diana R. Gonzalez (34) Chief Legal Officer 2013 – present	Senior Attorney of JNAM and JFS (2012 – present); Assistant Vice President of investment companies advised by Curian (2012 – present). Formerly, Counsel of Sun Life Financial, Inc. (2008 – 2012); Senior Compliance Manager of Bank of America Corporation (2006 – 2008).	n/a
Emily J. Eibergen (29) Secretary 2013 – present	Attorney of JNAM and JFS (2011 – present); Assistant Secretary of investment companies advised by Curian (2012 – present). Formerly, Departmental Specialist, Michigan Public Health Institute (2010 – 2011); Legal Assistant, Guyselman & Ehnis-Clark (2009 – 2010).	n/a
Danielle A. Bergandine (32) Assistant Secretary 2013 – present	Senior Compliance Analyst of JNAM and JFS (2009 – present); Anti-Money Laundering Officer of investment companies advised by JNAM (2007 – present); Anti-Money Laundering Officer of investment companies advised by Curian (2011 – present). Formerly, Compliance Analyst of JNAM and JFS (2006 – 2009); Administrative Assistant of JNAM and JFS (2005 – 2006).	n/a

Montgomery Street Income Securities, Inc.	39

General Information

Investment Adviser	Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660
Administrator	Jackson Fund Services 225 West Wacker Drive Chicago, IL 60606
Transfer Agent	Computershare P.O. Box 43006 Providence, RI 02940-3006 (Tel) 1/877/437-3938
Custodian	The Bank of New York Mellon Corporation One Mellon Center Pittsburgh, PA 15258
Legal Counsel	Pillsbury Winthrop Shaw Pittman LLP Four Embarcadero Center San Francisco, CA 94111
Independent Registered Public Accounting Firm	KPMG LLP 200 East Randolph Drive Chicago, IL 60601

40	Montgomery Street Income Securities, Inc.

Jackson Fund Services

225 West Wacker Drive Suite 1200

Chicago, IL 60606

Presorted Standard

U.S. Postage

PAID

Lancaster, PA

Permit No. 1313

MSIS

(42065 2/12)

Item 2. Code of Ethics.

As of December 31, 2012, the registrant had adopted a “code of ethics” (as such term is defined in the instructions to Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer. This code is filed as Exhibit 12(a)(1) hereto. There were no substantive amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Victor L. Hymes, Mr. Wendell G. Van Auken, and Ms. Nancy E. Wallace are “audit committee financial experts” (as such term is defined in the instructions to Item 3 of Form N-CSR). Each of these individuals is “independent,” meaning that he or she is not an “interested person” of the registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he or she does not accept any consulting, advisory, or other compensatory fee from the registrant (except in his or her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services.

(a) – (d)

KPMG LLP (“KPMG”) was appointed by the Board of Directors as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2011 and December 31, 2012.

The following table sets forth the amount of fees that were billed by the principal accountant for the respective period to the registrant.

Fees for Services Rendered to the Registrant by the Principal Accountant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2011	$44,000	$0	$3,700	$0
2012	$45,400	$0	$4,000	$0

Tax Fees for 2011 and 2012 represent fees for services rendered to the registrant for review of tax returns, quarterly diversification tests, and income and capital gains distributions.

Pacific Investment Management Company (“PIMCO”) is the investment adviser of the registrant. The following table sets for the amount of fees that were billed by the principal accountant for the respective period to any entity controlling, controlled by or under common control with PIMCO that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fees for Services Rendered to Adviser Entities by the Principal Accountant

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2011	$0	$0	$0
2012	$0	$0	$0

(e)(1)	The Audit Committee has adopted procedures for the pre-approval by the Audit Committee of the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and the engagement of the registrant’s independent auditors to provide non-audit services to the registrant’s investment adviser or its related entities that related directly to the registrant’s operations and financial reporting. If time does not permit, the Chairman of the Audit Committee is authorized to pre-approve the engagement of the independent auditors on behalf of the Audit Committee. The independent auditors and the investment adviser are required to report on the initiation of any such engagement at the next regular Audit Committee meeting.

(e)(2)	0%

(f)	Not applicable.

(g)	The aggregate amount of non-audit fees billed by the principal accountant to the registrant and Adviser Entities was $3,700 for 2011, and is detailed in the tables above. The aggregate amount of non-audit fees billed by the principal accountant to the registrant and Adviser Entities was $4,000 for 2012, and is detailed in the tables above.

(h)	For the fiscal years ended December 31, 2011 and December 31, 2012, the Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the respective Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining the respective principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant’s audit committee consists of Wendell G. Van Auken (Chairman), Victor L. Hymes, and Nancy E. Wallace.

(b)	Not applicable.

Item 6. Investments.

(a)	Included in Report to Stockholders under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

It is the intention of the registrant to invest exclusively in non-voting securities. Under normal circumstances, the registrant does not intend to exercise conversion, exchange or other rights to purchase common stock or other equity securities, or otherwise to hold voting securities. In the unlikely event that the registrant does come into possession of any voting securities, the registrant intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	As of March 15, 2010 and through the present, Mark R. Kiesel and Saumil H. Parikh of Pacific Investment Management Company LLC (“PIMCO”) are responsible for the day-to-day investment management of the registrant. Below are descriptions of each individual’s business experience:

Mark R. Kiesel

Mr. Kiesel is a managing director in the Newport Beach office, a generalist portfolio manager, global head of the corporate bond portfolio management group and a senior member of the investment strategy and portfolio management group. Morningstar named him Fixed Income Fund Manager of the Year in 2012 and a finalist in 2010. He has written extensively on the topic of global credit markets, founded the firm’s Global Credit Perspectives publication and regularly appears in the financial media. He joined PIMCO in 1996 and previously served as PIMCO’s head of equity derivatives and as a senior credit analyst. He has 20 years of investment experience and holds an MBA from the University of Chicago’s Graduate School of Business. He received his undergraduate degree from the University of Michigan.

Saumil H. Parikh, CFA

Mr. Parikh is a managing director in the Newport Beach office and generalist portfolio manager, focusing on asset allocation, multi-sector fixed income and absolute return portfolios. Mr. Parikh is also a member of the PIMCO Investment Committee and leads the firm’s cyclical economic forums. He previously served as a specialist portfolio manager on the short-term, mortgage and global portfolio management teams. Prior to joining PIMCO in 2000, Mr. Parikh was a financial economist and market strategist at UBS Warburg. He has 14 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College.

The other accounts managed by the registrant’s portfolio managers are as follows as of December 31, 2012:

All Accounts

Portfolio Manager	Account Category	Number of Accounts	MV USD ($MM)
Mark R. Kiesel
	Registered Investment Companies	8	37,535.10
	Other Pooled Vehicle	29	40,850.61
	Separate Account	126	56,495.42
Saumil H. Parikh
	Registered Investment Companies	13	12,208.08
	Other Pooled Vehicle	20	7,655.10
	Separate Account	96	49,090.62

Performance Fee Based Accounts

Portfolio Manager	Account Category	Number of Accounts	MV USD ($MM)
Mark R. Kiesel
	Other Pooled Vehicle	6	459.70
	Separate Account	12	5,712.82
Saumil H. Parikh
	Other Pooled Vehicle	1	691.89
	Separate Account	7	4,421.83

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•	Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Securities Ownership

The respective portfolio managers were not a beneficial owner of shares of the registrant as of December 31, 2012.

The information in this Item 8(a) was provided by PIMCO.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased(1)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1 – July 31	0	0	n/a	n/a
August 1 – August 31	5,000	16.45	n/a	n/a
September 1 – September 30	0	0	n/a	n/a
October 1 – October 31	0	0	n/a	n/a
November 1 – November 30	6,000	17.09	n/a	n/a
December 1 – December 31	0	0	n/a	n/a

Total	11,000	16.80	n/a	n/a

(1)	All purchases were made on the open market pursuant to the registrant’s Repurchase Program and related guidelines.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors since the registrant last disclosed such procedures in a Proxy Statement or Form N-CSR.

Item 11. Controls and Procedures.

(a)	The President/Principal Executive Officer and the Treasurer/Principal Financial Officer of the registrant have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within ninety (90) days of the filing date of this report on Form N-CSR, that such controls and procedures are effective and that the design and operation of such procedures ensures that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the U.S. Securities and Exchange Commission’s rules and forms.

(b)	There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics (as defined in Item 2(b) of Form N-CSR).

(2)	Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Montgomery Street Income Securities, Inc.

By:	/s/ Mark D. Nerud

Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	March 8, 2013

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer and Principal Financial Officer
Date:	March 8, 2013

EXHIBIT LIST

Exhibit 12(a)(1):	Code of Ethics (as defined in Item 2(b) of Form N-CSR)

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act